UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07882

Name of Fund: Master Mid Cap Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Master Mid Cap Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Master Mid Cap Index Series

Semi-Annual Report, June 30, 2006

A Discussion With Your Fund's Portfolio Managers

Amid a volatile investing environment, Master Mid Cap Index Series met its objective of closely tracking the return of its benchmark, the Standard & Poor's (S&P) MidCap 400 Index, for the semi-annual period.

How did the portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Master Mid Cap Index Series had a net total return of +4.27% (master level). For the same period, the benchmark S&P MidCap 400 Index returned +4.24%.

As the returns indicate, the Series met its objective of closely tracking the performance of the S&P MidCap 400 Index, a market-weighted index composed of 400 common stocks issued by mid-capitalization companies in a wide range of businesses. As the value of the S&P MidCap 400 fluctuated during the past six months, the portfolio's performance generally tracked that of the Index.

The Fund's six-month reporting period comprised two very different quarters. Despite considerable volatility entering the new year, U.S. equity markets delivered their best first quarter gains in several years in the first three months of 2006. The S&P 400 Index advanced 7.63%.

The impetus behind U.S. equity markets' gains in the first quarter was a robust U.S. economy, which rebounded sharply following a slowdown in the last quarter of 2005. Economic growth resiliently forged ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets. First quarter gross domestic product (GDP) grew at an annualized rate of 5.6%, more than triple the previous quarter's GDP increase of 1.7% and the best growth rate since the third quarter of 2003 (7.2%). Business investment expanded at the fastest pace in almost six years in the first quarter. Moreover, consumer spending - which accounts for more than two-thirds of U.S. economic activity - rose at a brisk 5.1% pace. In the last quarter of 2005, consumer spending crept forward at a meager 0.9% growth rate.

A robust corporate sector, distinguished by healthy balance sheets that paved the way for improved capital spending, was a key driver of economic growth as the six-month reporting period got underway. Corporate earnings were up around 16% for the first quarter. Other factors that underpinned a vigorous economy in the first half of the six-month period included higher productivity, a firming labor market characterized by rising wages and a jobless rate near a four-year low, improvements in both consumer confidence and retail sales, and a stable inflationary environment.

A few unsurprising 25 basis point (.25%) interest rate hikes in the federal funds target rate closed the first and third months of the first quarter. The first interest rate hike, on outgoing Chairman Alan Greenspan's last day, marked the 14th consecutive 25 basis point increase by the Federal Reserve Board (the
Fed) since June 2004. The second
interest rate hike followed the Fed's first meeting under new Chairman Ben Bernanke, who picked up where Greenspan left off in the Fed's measured interest rate-hiking campaign.

The second quarter was a difficult period for investors, with most U.S. equity markets posting losses. The S&P 400 Index retreated 3.14%. As was the case in the first quarter, market volatility continued, but this time leaning in a negative direction. Profit taking and concerns over the medium-term strength of the economy weighed on stock prices. Moreover, equity markets came under pressure from the intensifying headwinds of higher interest rates, rising inflationary expectations, a weakening in personal consumption and the housing market, record energy prices and ongoing unease about the excessive levels of consumer debt, all of which had been present for some time.

As economic activity cooled in the second quarter, consensus estimates for GDP growth neared the long-run trend of 3%. Reduced personal consumption and an end of the five-year U.S. housing boom were largely responsible for the slowdown in economic growth. Residential investment is estimated to have represented as much as half of the growth in the U.S. economy since 2001. However, the corporate sector remained robust. Second-quarter corporate earnings are expected to grow about 12%, which would mark the 12th straight quarter of earnings growth of at least 10%.

Equity markets opened the second quarter strongly and, by early May, the Dow Jones Industrial Average climbed to within 100 points of its all-time high. During April, U.S. equity markets continued to weather - with little damage - the maturing headwinds of high commodities prices, increasing interest rates, poorer consumption and residential investment, and escalating geopolitical tensions. Commodity prices strengthened in April as oil breached $75 per barrel to reach all-time highs, and gold prices surged to a 25-year peak at above $650 per ounce, as investors looked toward the safe-haven and anti-inflationary factors that make bullion attractive. Also in April, the yield on the bellwether 10-year U.S. Treasury moved above the 5% mark for the first time in almost four years.

Equity markets lost ground in May amid concerns of moderating economic growth, mostly due to weaker trends in housing and personal consumption. Consumer confidence, which had struck a four-year high in April, dipped in May to the lowest level since September of 2005. As widely expected, the Fed carried out its 16th consecutive 25 basis point hike on May 10, boosting the short-term interest rate to 5%, the highest mark in more than five years.

Following the Fed's interest rate hike in May, equity markets embarked on a correction, fueled by the preceding factors cited as well as interest rate concerns, a resurgence in inflationary fears and the likelihood of subdued corporate earnings growth for the second half of the year. Equity markets ended the month of June flat, as signs of moderating economic growth mounted amid a worsening slide in consumer sentiment and the housing market. Interest rates on 30-year home mortgages reached a four-year peak. However, the unemployment rate remained at 4.6%, the lowest level since the summer of 2001.

At the end of the period, the Fed carried out its 17th consecutive 25 basis point rate hike, bringing the short-term interest rate to 5.25%. The accompanying statement by the Fed, which omitted the phrase "the committee judges that some further tightening may yet be needed," led many to believe that the current cycle of interest rate hikes may be close to an end. The Fed noted that recent indicators suggest that "economic growth is moderating from its quite strong pace earlier this year, partly reflecting a gradual cooling of the housing market and the lagged effects of increases in interest rates and energy prices."

Amid an appreciable uptick in inflation data during the second quarter, investor worries over inflation were stoked by the phrase "readings on core inflation have been elevated in recent months" in the Fed's June statement. Consumer prices rose in each of the period's six months. The core rate of inflation (excluding food and energy prices) registered a fourth straight monthly increase of 0.3% in June, the longest such increase since January-April 1995. For the second quarter, core inflation pressed forward at an annual rate of 3.6%, exceeding the Fed's target zone of 2% or less. Yet, the structural forces that kept a lid on prices over the past several years were still intact as of period-end: globalization, competition and a technology-driven surge in productivity.

For the six-month period ended June 30, 2006, mid cap stocks outperformed large cap stocks but underperformed small caps. The S&P MidCap 400's return of +4.24% was ahead of the +2.71% return of the large cap S&P 500 Index and behind the +7.69% return of the S&P SmallCap 600 Index.

Turning to sector performance, eight of the 10 S&P 400 sectors posted positive returns for the semi-annual period. The top performer was telecommunication services, which was up 15.71%, followed by industrials and energy, with respective returns of

+14.30% and +9.37%. Consumer discretionary and health care ended in negative territory, with respective returns of -7.36% and -3.47%.

What changes were made to the portfolio during the period?

Throughout the period, as changes were made to the composition of the S&P MidCap 400 Index, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

How would you characterize the portfolio's position at the close of the period?

After several years of above-average growth, the prevailing data suggest that the economy and corporate earnings are heading toward moderation in 2006. Against this backdrop, the portfolio remains positioned to match the risk characteristics of its benchmark, whatever direction the market takes.

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

July 26, 2006

Master Mid Cap Index Series
Schedule of Investments as of June 30, 2006

                                                    Shares
Industry                                              Held    Common Stocks                                             Value
---------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 1.0%                           3,599    Alliant Techsystems, Inc. (a)                         $     274,784
                                                     4,000    DRS Technologies, Inc.                                      195,000
                                                    12,784    Precision Castparts Corp.                                   763,972
                                                                                                                    -------------
                                                                                                                        1,233,756
---------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 1.6%                      16,296    CH Robinson Worldwide, Inc.                                 868,577
                                                    20,214    Expeditors International Washington, Inc.                 1,132,186
                                                                                                                    -------------
                                                                                                                        2,000,763
---------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.4%                                      8,100    AirTran Holdings, Inc. (a)                                  120,366
                                                     4,724    Alaska Air Group, Inc. (a)                                  186,220
                                                    15,262    JetBlue Airways Corp. (a)(b)                                185,281
                                                                                                                    -------------
                                                                                                                          491,867
---------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.7%                               7,045    ArvinMeritor, Inc.                                          121,104
                                                     1,040    Bandag, Inc.                                                 38,054
                                                     5,205    BorgWarner, Inc.                                            338,845
                                                    14,127    Gentex Corp.                                                197,778
                                                     6,801    Lear Corp. (b)                                              151,050
                                                     2,921    Modine Manufacturing Co.                                     68,234
                                                                                                                    -------------
                                                                                                                          915,065
---------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.1%                                   3,362    Thor Industries, Inc.                                       162,889
---------------------------------------------------------------------------------------------------------------------------------
Beverages - 0.1%                                     5,307    PepsiAmericas, Inc.                                         117,338
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.1%                                 5,580    Cephalon, Inc. (a)                                          335,358
                                                     3,275    Martek Biosciences Corp. (a)(b)                              94,811
                                                    29,852    Millennium Pharmaceuticals, Inc. (a)                        297,624
                                                    10,488    PDL BioPharma, Inc. (a)                                     193,084
                                                    10,504    Vertex Pharmaceuticals, Inc. (a)                            385,602
                                                                                                                    -------------
                                                                                                                        1,306,479
---------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 1.6%                               6,992    AG Edwards, Inc.                                            386,797
                                                    11,885    Eaton Vance Corp.                                           296,650
                                                     6,051    Investors Financial Services Corp.                          271,690
                                                     9,972    Jefferies Group, Inc. New Shares                            295,470
                                                     8,154    Raymond James Financial, Inc.                               246,822
                                                     5,726    SEI Investments Co.                                         279,887
                                                     8,551    Waddell & Reed Financial, Inc. Class A                      175,808
                                                                                                                    -------------
                                                                                                                        1,953,124
---------------------------------------------------------------------------------------------------------------------------------
Chemicals - 2.4%                                     6,686    Airgas, Inc.                                                249,054
                                                     3,681    Albemarle Corp.                                             176,246
                                                     6,311    Cabot Corp.                                                 217,856
                                                    22,193    Chemtura Corp.                                              207,283
                                                     3,989    Cytec Industries, Inc.                                      214,050
                                                     3,862    FMC Corp.                                                   248,674
                                                     3,581    Ferro Corp.                                                  57,153
                                                     6,249    Lubrizol Corp.                                              249,023
                                                    19,148    Lyondell Chemical Co.                                       433,894
                                                     1,787    Minerals Technologies, Inc.                                  92,924
                                                     6,348    Olin Corp.                                                  113,820
                                                    10,624    RPM International, Inc.                                     191,232
                                                     4,066    The Scotts Miracle-Gro Co.                                  172,073
                                                     3,924    Sensient Technologies Corp.                                  82,051
                                                    10,136    Valspar Corp.                                               267,692
                                                                                                                    -------------
                                                                                                                        2,973,025
---------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 2.8%                             12,626    Associated Banc-Corp.                                       398,098
                                                     4,631    Bank of Hawaii Corp.                                        229,698
                                                     4,700    Cathay General Bancorp                                      170,986

Master Mid Cap Index Series
Schedule of Investments as of June 30, 2006

                                                    Shares
Industry                                              Held    Common Stocks                                             Value
---------------------------------------------------------------------------------------------------------------------------------
                                                     3,787    City National Corp.                                   $     246,496
                                                    14,200    The Colonial BancGroup, Inc.                                364,656
                                                     4,302    Cullen/Frost Bankers, Inc.                                  246,505
                                                     8,129    FirstMerit Corp.                                            170,221
                                                     5,208    Greater Bay Bancorp                                         149,730
                                                    11,432    Mercantile Bankshares Corp.                                 407,779
                                                     3,550    SVB Financial Group (a)                                     161,383
                                                    11,265    TCF Financial Corp.                                         297,959
                                                     4,730    Texas Regional Bancshares, Inc. Class A                     179,362
                                                     3,264    Westamerica Bancorp.                                        159,838
                                                     6,183    Wilmington Trust Corp.                                      260,799
                                                                                                                    -------------
                                                                                                                        3,443,510
---------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 3.3%                8,175    Adesa, Inc.                                                 181,812
                                                     2,546    Banta Corp.                                                 117,956
                                                     4,861    The Brink's Co.                                             274,209
                                                     8,170    ChoicePoint, Inc. (a)                                       341,261
                                                     6,288    Copart, Inc. (a)                                            154,433
                                                     3,825    Corporate Executive Board Co.                               383,265
                                                     5,214    Deluxe Corp.                                                 91,141
                                                     6,364    Dun & Bradstreet Corp. (a)                                  443,444
                                                     4,718    HNI Corp.                                                   213,961
                                                     6,142    Herman Miller, Inc.                                         158,279
                                                     1,781    Kelly Services, Inc. Class A                                 48,390
                                                     3,739    Korn/Ferry International (a)                                 73,247
                                                     8,198    Manpower, Inc.                                              529,591
                                                     2,500    Mine Safety Appliances Co.                                  100,500
                                                     4,500    Navigant Consulting, Inc. (a)                               101,925
                                                    11,244    Republic Services, Inc. Class A                             453,583
                                                     2,606    Rollins, Inc.                                                51,182
                                                     4,355    Stericycle, Inc. (a)                                        283,510
                                                                                                                    -------------
                                                                                                                        4,001,689
---------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 1.6%                     38,381    3Com Corp. (a)                                              196,511
                                                     6,757    Adtran, Inc.                                                151,560
                                                     4,483    Avocent Corp. (a)                                           117,679
                                                     5,700    CommScope, Inc. (a)                                         179,094
                                                     3,502    Dycom Industries, Inc. (a)                                   74,558
                                                     3,875    F5 Networks, Inc. (a)                                       207,235
                                                    12,739    Harris Corp.                                                528,796
                                                     4,218    Plantronics, Inc.                                            93,682
                                                     8,582    Polycom, Inc. (a)                                           188,117
                                                    10,893    Powerwave Technologies, Inc. (a)                             99,344
                                                     8,788    UTStarcom, Inc. (a)(b)                                       68,458
                                                                                                                    -------------
                                                                                                                        1,905,034
---------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 0.8%                       6,824    Diebold, Inc.                                               277,191
                                                     3,599    Imation Corp.                                               147,739
                                                    12,963    McData Corp. (a)                                             52,889
                                                     9,000    Palm, Inc. (a)(b)                                           144,900
                                                    20,600    Western Digital Corp. (a)                                   408,086
                                                                                                                    -------------
                                                                                                                        1,030,805
---------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.6%                    3,281    Granite Construction, Inc.                                  148,531
                                                     5,561    Jacobs Engineering Group, Inc. (a)                          442,878
                                                    10,683    Quanta Services, Inc. (a)                                   185,136
                                                                                                                    -------------
                                                                                                                          776,545
---------------------------------------------------------------------------------------------------------------------------------

Master Mid Cap Index Series
Schedule of Investments as of June 30, 2006

                                                    Shares
Industry                                              Held    Common Stocks                                             Value
---------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.5%                        4,600    Florida Rock Industries, Inc.                         $     228,482
                                                     4,283    Martin Marietta Materials, Inc.                             390,395
                                                                                                                    -------------
                                                                                                                          618,877
---------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.5%                             12,106    AmeriCredit Corp. (a)                                       338,000
                                                     7,800    MoneyGram International, Inc.                               264,810
                                                                                                                    -------------
                                                                                                                          602,810
---------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.3%                        5,288    Packaging Corp. of America                                  116,442
                                                     9,020    Sonoco Products Co.                                         285,483
                                                                                                                    -------------
                                                                                                                          401,925
---------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services - 1.0%                 9,548    Career Education Corp. (a)                                  285,390
                                                     8,638    Corinthian Colleges, Inc. (a)                               124,042
                                                     5,874    DeVry, Inc. (a)                                             129,052
                                                     3,724    ITT Educational Services, Inc. (a)                          245,076
                                                     4,564    Laureate Education, Inc. (a)                                194,563
                                                     4,562    Regis Corp.                                                 162,453
                                                     4,575    Sotheby's Holdings Inc. Class A (a)                         120,094
                                                                                                                    -------------
                                                                                                                        1,260,670
---------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 0.4%               15,234    Leucadia National Corp.                                     444,680
---------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication                       21,839    Cincinnati Bell, Inc. (a)                                    89,540
Services - 0.1%
---------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 1.8%                           12,499    DPL, Inc.                                                   334,973
                                                     8,104    Duquesne Light Holdings, Inc.                               133,230
                                                     7,586    Great Plains Energy, Inc.                                   211,346
                                                     7,276    Hawaiian Electric Industries, Inc.                          203,073
                                                     4,418    IDACORP, Inc.                                               151,493
                                                    15,216    Northeast Utilities                                         314,515
                                                    17,558    Pepco Holdings, Inc.                                        414,018
                                                    18,438    Sierra Pacific Resources (a)                                258,132
                                                     8,823    Westar Energy, Inc.                                         185,724
                                                                                                                    -------------
                                                                                                                        2,206,504
---------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 1.0%                          6,418    Ametek, Inc.                                                304,085
                                                     5,480    Hubbell, Inc. Class B                                       261,122
                                                     8,300    Roper Industries, Inc.                                      388,025
                                                     4,927    Thomas & Betts Corp. (a)                                    252,755
                                                                                                                    -------------
                                                                                                                        1,205,987
---------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                               8,300    Amphenol Corp. Class A                                      464,468
Instruments - 2.0%                                  11,113    Arrow Electronics, Inc. (a)                                 357,839
                                                    13,513    Avnet, Inc. (a)                                             270,530
                                                     5,757    CDW Corp.                                                   314,620
                                                    10,500    Ingram Micro, Inc. Class A (a)                              190,365
                                                     7,483    Kemet Corp. (a)                                              68,993
                                                     4,986    National Instruments Corp.                                  136,616
                                                     3,781    Newport Corp. (a)                                            60,950
                                                     4,446    Plexus Corp. (a)                                            152,098
                                                     5,670    Tech Data Corp. (a)                                         217,218
                                                    16,810    Vishay Intertechnology, Inc. (a)                            264,421
                                                                                                                    -------------
                                                                                                                        2,498,118
---------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 3.9%                  11,248    Cameron International Corp. (a)                             537,317
                                                    14,572    ENSCO International, Inc.                                   670,603
                                                     6,738    FMC Technologies, Inc. (a)                                  454,545
                                                    12,485    Grant Prideco, Inc. (a)                                     558,704
                                                     9,146    Hanover Compressor Co. (a)                                  171,762
                                                     5,111    Helmerich & Payne, Inc.                                     307,989
                                                    16,187    Patterson-UTI Energy, Inc.                                  458,254

Master Mid Cap Index Series
Schedule of Investments as of June 30, 2006

                                                    Shares
Industry                                              Held    Common Stocks                                             Value
---------------------------------------------------------------------------------------------------------------------------------
                                                    15,067    Pride International, Inc. (a)                         $     470,542
                                                    19,171    Smith International, Inc.                                   852,534
                                                     6,001    Tidewater, Inc.                                             295,249
                                                                                                                    -------------
                                                                                                                        4,777,499
---------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 0.2%                      6,645    BJ's Wholesale Club, Inc. (a)                               188,386
                                                     2,940    Ruddick Corp.                                                72,059
                                                                                                                    -------------
                                                                                                                          260,445
---------------------------------------------------------------------------------------------------------------------------------
Food Products - 0.8%                                 6,579    Hormel Foods Corp.                                          244,344
                                                     5,820    The J.M. Smucker Co.                                        260,154
                                                     2,561    Lancaster Colony Corp.                                      101,083
                                                     9,400    Smithfield Foods, Inc. (a)                                  271,002
                                                     2,268    Tootsie Roll Industries, Inc.                                66,067
                                                                                                                    -------------
                                                                                                                          942,650
---------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 1.8%                                 7,718    AGL Resources, Inc.                                         294,210
                                                    11,115    Equitable Resources, Inc.                                   372,352
                                                     8,408    National Fuel Gas Co.                                       295,457
                                                    11,182    Oneok, Inc.                                                 380,635
                                                     8,155    Questar Corp.                                               656,396
                                                     5,048    WGL Holdings, Inc.                                          146,140
                                                                                                                    -------------
                                                                                                                        2,145,190
---------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 2.8%              6,569    Advanced Medical Optics, Inc. (a)                           333,048
                                                     6,233    Beckman Coulter, Inc.                                       346,243
                                                    10,694    Cytyc Corp. (a)                                             271,200
                                                     7,605    Dentsply International, Inc.                                460,863
                                                     5,895    Edwards Lifesciences Corp. (a)                              267,810
                                                     5,075    Gen-Probe, Inc. (a)                                         273,948
                                                     6,055    Hillenbrand Industries, Inc.                                293,667
                                                     3,425    Intuitive Surgical, Inc. (a)                                404,047
                                                     6,094    Steris Corp.                                                139,309
                                                    12,603    Varian Medical Systems, Inc. (a)                            596,752
                                                                                                                    -------------
                                                                                                                        3,386,887
---------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services - 2.7%              5,042    Apria Healthcare Group, Inc. (a)                             95,294
                                                     9,606    Community Health Systems, Inc. (a)                          353,021
                                                    10,963    Health Net, Inc. (a)                                        495,199
                                                     8,078    Henry Schein, Inc. (a)                                      377,485
                                                     5,733    LifePoint Hospitals, Inc. (a)                               184,201
                                                     9,013    Lincare Holdings, Inc. (a)                                  341,052
                                                    11,450    Omnicare, Inc.                                              542,959
                                                     8,445    Triad Hospitals, Inc. (a)                                   334,253
                                                     5,477    Universal Health Services, Inc. Class B                     275,274
                                                     7,550    VCA Antech, Inc. (a)                                        241,071
                                                                                                                    -------------
                                                                                                                        3,239,809
---------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.8%                 7,501    Applebees International, Inc.                               144,169
                                                     3,755    Bob Evans Farms, Inc.                                       112,688
                                                     4,320    Boyd Gaming Corp.                                           174,355
                                                     7,857    Brinker International, Inc.                                 285,209
                                                     3,604    CBRL Group, Inc.                                            122,248
                                                     7,132    The Cheesecake Factory, Inc. (a)                            192,207
                                                    11,740    GTECH Holdings Corp.                                        408,317
                                                     3,164    International Speedway Corp. Class A                        146,715
                                                     6,449    OSI Restaurant Partners, Inc.                               223,135
                                                     5,743    Ruby Tuesday, Inc.                                          140,187
                                                     7,500    Scientific Games Corp. Class A (a)                          267,150
                                                                                                                    -------------
                                                                                                                        2,216,380
---------------------------------------------------------------------------------------------------------------------------------

Master Mid Cap Index Series
Schedule of Investments as of June 30, 2006

                                                    Shares
Industry                                              Held    Common Stocks                                             Value
---------------------------------------------------------------------------------------------------------------------------------
Household Durables - 1.4%                            6,482    American Greetings Class A                            $     136,187
                                                     4,050    Beazer Homes USA, Inc.                                      185,774
                                                     2,124    Blyth, Inc.                                                  39,209
                                                     5,201    Furniture Brands International, Inc. (b)                    108,389
                                                     3,433    Hovnanian Enterprises, Inc. Class A (a)                     103,265
                                                     3,600    MDC Holdings, Inc.                                          186,948
                                                     4,930    Mohawk Industries, Inc. (a)                                 346,826
                                                     4,517    Ryland Group, Inc.                                          196,806
                                                    10,977    Toll Brothers, Inc. (a)                                     280,682
                                                     5,545    Tupperware Corp.                                            109,181
                                                                                                                    -------------
                                                                                                                        1,693,267
---------------------------------------------------------------------------------------------------------------------------------
Household Products - 0.5%                            6,443    Church & Dwight Co., Inc.                                   234,654
                                                     5,820    Energizer Holdings, Inc. (a)                                340,877
                                                                                                                    -------------
                                                                                                                          575,531
---------------------------------------------------------------------------------------------------------------------------------
IT Services - 2.8%                                   7,699    Acxiom Corp.                                                192,475
                                                     6,381    Alliance Data Systems Corp. (a)                             375,330
                                                    11,691    The BISYS Group, Inc. (a)                                   160,167
                                                     4,258    CSG Systems International Inc. (a)                          105,343
                                                    13,425    Ceridian Corp. (a)                                          328,107
                                                     8,554    CheckFree Corp. (a)                                         423,936
                                                    13,116    Cognizant Technology Solutions Corp. (a)(b)                 883,625
                                                     6,157    DST Systems, Inc. (a)                                       366,342
                                                     8,649    Fidelity National Information Services, Inc.                306,175
                                                     4,927    Gartner, Inc. Class A (a)                                    69,963
                                                     9,188    MPS Group, Inc. (a)                                         138,371
                                                     3,800    SRA International, Inc. Class A (a)                         101,194
                                                                                                                    -------------
                                                                                                                        3,451,028
---------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers & Energy                 3,474    Black Hills Corp.                                           119,262
Traders - 0.1%
---------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.4%                      2,621    Carlisle Cos., Inc.                                         207,845
                                                       581    Sequa Corp. Class A (a)                                      47,351
                                                     4,052    Teleflex, Inc.                                              218,889
                                                                                                                    -------------
                                                                                                                          474,085
---------------------------------------------------------------------------------------------------------------------------------
Insurance - 4.3%                                     3,893    AmerUs Group Co.                                            227,935
                                                     4,183    American Financial Group, Inc.                              179,451
                                                     9,561    Arthur J. Gallagher & Co.                                   242,276
                                                    10,310    Brown & Brown, Inc.                                         301,258
                                                     6,130    Everest Re Group Ltd.                                       530,674
                                                    16,527    Fidelity National Financial, Inc.                           643,727
                                                     9,329    First American Corp.                                        394,337
                                                    10,099    HCC Insurance Holdings, Inc.                                297,315
                                                     4,930    The Hanover Insurance Group, Inc.                           233,978
                                                     3,500    Horace Mann Educators Corp.                                  59,325
                                                     3,150    Mercury General Corp.                                       177,565
                                                     6,462    Ohio Casualty Corp.                                         192,115
                                                    21,901    Old Republic International Corp.                            468,024
                                                     6,370    Protective Life Corp.                                       296,969
                                                     4,962    StanCorp Financial Group, Inc.                              252,615
                                                     4,064    Unitrin, Inc.                                               177,150
                                                    16,066    W.R. Berkley Corp.                                          548,333
                                                                                                                    -------------
                                                                                                                        5,223,047
---------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.1%                  6,110    Callaway Golf Co.                                            79,369
---------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services - 1.4%                6,600    Affymetrix, Inc. (a)                                        168,960
                                                     6,674    Charles River Laboratories International, Inc. (a)          245,603

Master Mid Cap Index Series
Schedule of Investments as of June 30, 2006

                                                    Shares
Industry                                              Held    Common Stocks                                             Value
---------------------------------------------------------------------------------------------------------------------------------
                                                     6,218    Covance, Inc. (a)                                     $     380,666
                                                     5,225    Invitrogen Corp. (a)                                        345,216
                                                     9,300    Pharmaceutical Product Development, Inc.                    326,616
                                                     3,525    Techne Corp. (a)                                            179,493
                                                     2,721    Varian, Inc. (a)                                            112,949
                                                                                                                    -------------
                                                                                                                        1,759,503
---------------------------------------------------------------------------------------------------------------------------------
Machinery - 3.6%                                     9,005    AGCO Corp. (a)                                              237,012
                                                     4,591    Crane Co.                                                   190,986
                                                     6,105    Donaldson Co., Inc.                                         206,775
                                                     4,100    Federal Signal Corp.                                         62,074
                                                     5,514    Flowserve Corp. (a)                                         313,747
                                                     6,283    Graco, Inc.                                                 288,892
                                                     3,862    Harsco Corp.                                                301,081
                                                    11,762    Joy Global, Inc.                                            612,683
                                                     3,900    Kennametal, Inc.                                            242,775
                                                     4,300    Lincoln Electric Holdings, Inc.                             269,395
                                                     2,999    Nordson Corp.                                               147,491
                                                     7,000    Oshkosh Truck Corp.                                         332,640
                                                     9,454    Pentair, Inc.                                               323,232
                                                     5,980    SPX Corp.                                                   334,581
                                                     1,702    Tecumseh Products Co. Class A                                32,678
                                                     8,275    Timken Co.                                                  277,295
                                                     6,903    Trinity Industries, Inc.                                    278,881
                                                                                                                    -------------
                                                                                                                        4,452,218
---------------------------------------------------------------------------------------------------------------------------------
Marine - 0.2%                                        4,421    Alexander & Baldwin, Inc.                                   195,718
---------------------------------------------------------------------------------------------------------------------------------
Media - 1.2%                                         8,126    Belo Corp. Class A                                          126,766
                                                     4,043    Catalina Marketing Corp.                                    115,064
                                                     3,101    Emmis Communications Corp. Class A (a)                       48,500
                                                     3,645    Entercom Communications Corp.                                95,353
                                                     4,917    Harte-Hanks, Inc.                                           126,072
                                                     3,962    Lee Enterprises, Inc.                                       106,776
                                                     2,031    Media General, Inc. Class A                                  85,079
                                                     8,355    The Reader's Digest Association, Inc. Class A               116,636
                                                     3,805    Scholastic Corp. (a)                                         98,816
                                                     4,767    Valassis Communications, Inc. (a)                           112,453
                                                       565    Washington Post Class B                                     440,706
                                                     5,607    Westwood One, Inc.                                           42,052
                                                                                                                    -------------
                                                                                                                        1,514,273
---------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.8%                              13,000    Commercial Metals Co.                                       334,100
                                                     3,300    Reliance Steel & Aluminum Co.                               273,735
                                                     4,200    Steel Dynamics, Inc.                                        276,108
                                                     6,427    Worthington Industries, Inc.                                134,646
                                                                                                                    -------------
                                                                                                                        1,018,589
---------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 2.8%                              10,813    Alliant Energy Corp.                                        370,886
                                                    33,335    Aquila, Inc. (a)                                            140,340
                                                    13,581    Energy East Corp.                                           324,993
                                                    11,019    MDU Resources Group, Inc.                                   403,406
                                                     9,779    NSTAR                                                       279,679
                                                     8,219    OGE Energy Corp.                                            287,911
                                                     7,074    PNM Resources, Inc.                                         176,567
                                                    11,605    Puget Energy, Inc.                                          249,275
                                                    10,616    SCANA Corp.                                                 409,565
                                                     6,826    Vectren Corp.                                               186,009

Master Mid Cap Index Series
Schedule of Investments as of June 30, 2006

                                                    Shares
Industry                                              Held    Common Stocks                                             Value
---------------------------------------------------------------------------------------------------------------------------------
                                                     4,043    WPS Resources Corp.                                   $     200,533
                                                    10,829    Wisconsin Energy Corp.                                      436,409
                                                                                                                    -------------
                                                                                                                        3,465,573
---------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.4%                              3,976    99 Cents Only Stores (a)                                     41,589
                                                    10,413    Dollar Tree Stores, Inc. (a)                                275,944
                                                    13,571    Saks, Inc.                                                  219,443
                                                                                                                    -------------
                                                                                                                          536,976
---------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.2%                            6,896    Zebra Technologies Corp. Class A (a)                        235,567
---------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 5.1%                  13,610    Arch Coal, Inc.                                             576,656
                                                    10,650    Denbury Resources, Inc. (a)                                 337,285
                                                     5,557    Forest Oil Corp. (a)                                        184,270
                                                    12,015    Newfield Exploration Co. (a)                                588,014
                                                    16,765    Noble Energy, Inc.                                          785,608
                                                     2,624    Overseas Shipholding Group                                  155,210
                                                    25,244    Peabody Energy Corp.                                      1,407,353
                                                    12,254    Pioneer Natural Resources Co.                               568,708
                                                     7,754    Plains Exploration & Production Co. (a)                     314,347
                                                     5,439    Pogo Producing Co.                                          250,738
                                                     6,600    Quicksilver Resources, Inc. (a)                             242,946
                                                    16,000    Southwestern Energy Co. (a)                                 498,560
                                                     5,317    Western Gas Resources, Inc.                                 318,222
                                                                                                                    -------------
                                                                                                                        6,227,917
---------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.2%                       5,630    Bowater, Inc.                                               128,082
                                                     3,725    P.H. Glatfelter Co.                                          59,116
                                                                                                                    -------------
                                                                                                                          187,198
---------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.8%                               5,100    Medicis Pharmaceutical Corp. Class A                        122,400
                                                     3,483    Par Pharmaceutical Cos., Inc. (a)                            64,296
                                                     7,283    Perrigo Co.                                                 117,256
                                                    10,070    Sepracor, Inc. (a)                                          575,400
                                                     8,473    Valeant Pharmaceuticals International                       143,363
                                                                                                                    -------------
                                                                                                                        1,022,715
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts                        8,086    AMB Property Corp.                                          408,747
(REITs) - 3.6%                                      10,425    Developers Diversified Realty Corp.                         543,976
                                                     5,464    Highwoods Properties, Inc.                                  197,687
                                                     7,130    Hospitality Properties Trust                                313,150
                                                     8,098    Liberty Property Trust                                      357,932
                                                     4,481    Longview Fibre Co.                                           85,542
                                                     6,800    The Macerich Co.                                            477,360
                                                     6,205    Mack-Cali Realty Corp.                                      284,934
                                                    10,380    New Plan Excel Realty Trust                                 256,282
                                                     4,563    Potlatch Corp.                                              172,253
                                                     7,016    Rayonier, Inc.                                              265,976
                                                     6,325    Regency Centers Corp.                                       393,099
                                                    12,575    United Dominion Realty Trust, Inc.                          352,226
                                                     7,375    Weingarten Realty Investors                                 282,315
                                                                                                                    -------------
                                                                                                                        4,391,479
---------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.9%                                   4,595    Con-way, Inc.                                               266,188
                                                    11,296    JB Hunt Transport Services, Inc.                            281,383
                                                     5,498    Swift Transportation Co., Inc. (a)                          174,616
                                                     5,433    Werner Enterprises, Inc.                                    110,127
                                                     5,706    YRC Worldwide, Inc. (a)                                     240,280
                                                                                                                    -------------
                                                                                                                        1,072,594
---------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor                      38,870    Atmel Corp. (a)                                             215,729
Equipment - 3.4%                                     2,083    Cabot Microelectronics Corp. (a)                             63,136

Master Mid Cap Index Series
Schedule of Investments as of June 30, 2006

                                                    Shares
Industry                                              Held    Common Stocks                                             Value
---------------------------------------------------------------------------------------------------------------------------------
                                                     8,519    Credence Systems Corp. (a)                            $      29,817
                                                     7,543    Cree, Inc. (a)(b)                                           179,222
                                                    13,387    Cypress Semiconductor Corp. (a)                             194,647
                                                    12,007    Fairchild Semiconductor International, Inc. (a)             218,167
                                                    18,420    Integrated Device Technology, Inc. (a)                      261,196
                                                     6,924    International Rectifier Corp. (a)                           270,590
                                                    13,263    Intersil Corp. Class A                                      308,365
                                                    13,279    Lam Research Corp. (a)                                      619,067
                                                    10,023    Lattice Semiconductor Corp. (a)                              61,942
                                                    15,750    MEMC Electronic Materials, Inc. (a)                         590,625
                                                     5,567    Micrel, Inc. (a)                                             55,726
                                                    20,296    Microchip Technology, Inc.                                  680,931
                                                    18,771    RF Micro Devices, Inc. (a)                                  112,063
                                                     7,407    Semtech Corp. (a)                                           107,031
                                                     4,464    Silicon Laboratories, Inc. (a)                              156,910
                                                    12,345    TriQuint Semiconductor, Inc. (a)                             55,059
                                                                                                                    -------------
                                                                                                                        4,180,223
---------------------------------------------------------------------------------------------------------------------------------
Software - 2.3%                                     26,721    Activision, Inc. (a)                                        304,085
                                                     1,800    Advent Software, Inc. (a)                                    64,926
                                                    27,029    Cadence Design Systems, Inc. (a)                            463,547
                                                     6,386    Fair Isaac Corp.                                            231,876
                                                     7,617    Jack Henry & Associates, Inc.                               149,750
                                                     4,602    Macrovision Corp. (a)                                        99,035
                                                    15,537    McAfee, Inc. (a)                                            377,083
                                                     6,843    Mentor Graphics Corp. (a)                                    88,822
                                                     7,176    RSA Security, Inc. (a)                                      195,115
                                                     5,348    The Reynolds & Reynolds Co. Class A                         164,023
                                                     8,239    Sybase, Inc. (a)                                            159,837
                                                    13,269    Synopsys, Inc. (a)                                          249,059
                                                     3,321    Transaction Systems Architects, Inc. Class A (a)            138,452
                                                     7,583    Wind River Systems, Inc. (a)                                 67,489
                                                                                                                    -------------
                                                                                                                        2,753,099
---------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 5.1%                              8,348    Abercrombie & Fitch Co. Class A                             462,730
                                                    10,075    Advance Auto Parts                                          291,168
                                                     5,400    Aeropostale, Inc. (a)                                       156,006
                                                    12,285    American Eagle Outfitters                                   418,181
                                                     7,120    AnnTaylor Stores Corp. (a)                                  308,866
                                                     5,276    Barnes & Noble, Inc.                                        192,574
                                                     6,683    Borders Group, Inc.                                         123,368
                                                     9,761    Carmax, Inc. (a)                                            346,125
                                                    17,284    Chico's FAS, Inc. (a)                                       466,322
                                                     9,701    Claire's Stores, Inc.                                       247,473
                                                    14,525    Foot Locker, Inc.                                           355,717
                                                     5,600    GameStop Corp. Class A (a)                                  235,200
                                                    13,003    Michaels Stores, Inc.                                       536,244
                                                    10,423    O'Reilly Automotive, Inc. (a)                               325,093
                                                    13,641    PetSmart, Inc.                                              349,210
                                                     7,373    Pacific Sunwear of California, Inc. (a)                     132,198
                                                     6,845    Payless Shoesource, Inc. (a)                                185,979
                                                     8,717    Pier 1 Imports, Inc.                                         60,845
                                                     6,982    Rent-A-Center, Inc. (a)                                     173,572
                                                    13,381    Ross Stores, Inc.                                           375,337

Master Mid Cap Index Series
Schedule of Investments as of June 30, 2006

                                                    Shares
Industry                                              Held    Common Stocks                                             Value
---------------------------------------------------------------------------------------------------------------------------------
                                                    10,175    Urban Outfitters, Inc. (a)                            $     177,961
                                                    10,769    Williams-Sonoma, Inc.                                       366,684
                                                                                                                    -------------
                                                                                                                        6,286,853
---------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods - 0.4%              5,650    Polo Ralph Lauren Corp.                                     310,185
                                                     4,986    Timberland Co. Class A (a)                                  130,135
                                                                                                                    -------------
                                                                                                                          440,320
---------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 2.0%                    8,129    Astoria Financial Corp.                                     247,528
                                                    11,500    First Niagara Financial Group, Inc.                         161,230
                                                     6,451    IndyMac Bancorp, Inc.                                       295,778
                                                    22,138    New York Community Bancorp, Inc. (b)                        365,498
                                                     8,829    The PMI Group, Inc.                                         393,597
                                                     7,961    Radian Group, Inc.                                          491,831
                                                     7,813    Washington Federal, Inc.                                    181,183
                                                     5,364    Webster Financial Corp.                                     254,468
                                                                                                                    -------------
                                                                                                                        2,391,113
---------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.1%                                       2,652    Universal Corp.                                              98,707
---------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.9%             11,802    Fastenal Co.                                                475,503
                                                     5,095    GATX Corp.                                                  216,537
                                                     5,000    MSC Industrial Direct Co. Class A                           237,850
                                                     6,599    United Rentals, Inc. (a)                                    211,036
                                                                                                                    -------------
                                                                                                                        1,140,926
---------------------------------------------------------------------------------------------------------------------------------
Water Utilities - 0.2%                              11,801    Aqua America, Inc.                                          268,945
---------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                           3,858    Telephone & Data Systems, Inc.                              159,721
Services - 0.3%                                      5,583    Telephone & Data Systems, Inc. (Special Shares)             217,179
                                                                                                                    -------------
                                                                                                                          376,900
---------------------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks (Cost - $73,846,727) - 85.2%        104,242,855
---------------------------------------------------------------------------------------------------------------------------------

                                                Beneficial
                                                  Interest    Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------------
                                              $ 16,292,272    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                              Series I, 4.78% (c)(e)                                   16,292,272
                                                 2,128,550    Merrill Lynch Liquidity Series, LLC Money Market
                                                              Series, 5.22% (c)(d)(e)                                   2,128,550
---------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Securities
                                                              (Cost - $18,420,822) - 15.1%                             18,420,822
---------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (Cost - $92,267,549*) - 100.3%        122,663,677

                                                              Liabilities in Excess of Other Assets - (0.3%)             (402,876)
                                                                                                                    -------------
                                                              Net Assets - 100.0%                                   $ 122,260,801
                                                                                                                    =============

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                               $ 94,193,386
                                                                   ============
      Gross unrealized appreciation                                $ 31,393,440
      Gross unrealized depreciation                                  (2,923,149)
                                                                   ------------
      Net unrealized appreciation                                  $ 28,470,291
                                                                   ============

(a)   Non-income producing security.
(b)   Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------------
                                                                       Net            Interest
      Affiliate                                                      Activity          Income
      ----------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I      $(7,550,226)      $ 376,313
      Merrill Lynch Liquidity Series, LLC Money Market Series      $   341,450       $   4,600
      ----------------------------------------------------------------------------------------

Master Mid Cap Index Series
Schedule of Investments as of June 30, 2006

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Represents the current yield as of 6/30/2006.
o For Series compliance purposes, the Series's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------------------------
      Number of                                   Expiration           Face            Unrealized
      Contracts             Issue                    Date              Value          Appreciation
      --------------------------------------------------------------------------------------------
          45         S&P 400 MidCap Index       September 2006       $16,789,216      $   571,784
      --------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Portfolio Information as of June 30, 2006


      Sector Representation                      Percentage of Total Investments
      --------------------------------------------------------------------------
      Financials                                             15.0%
      Industrials                                            13.9
      Information Technology                                 13.1
      Consumer Discretionary                                 12.3
      Energy                                                  9.0
      Health Care                                             8.8
      Utilities                                               6.7
      Materials                                               4.2
      Consumer Staples                                        1.6
      Telecommunication Services                              0.4
      Other*                                                 15.0
      --------------------------------------------------------------------------
      * Includes portfolio holdings in short-term investments.

      For Series compliance purposes, the Series' sector classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

                                                     Master Mid Cap Index Series

STATEMENT OF ASSETS AND LIABILITIES

                  As of June 30, 2006
=====================================================================================================================
Assets:           Investments in unaffiliated securities, at value (including
                  securities loaned of $2,032,064)(identified cost - $73,846,727)                       $ 104,242,855
                  Investments in affiliated securities, at value
                  (identified cost - $18,420,822) ................................                         18,420,822
                  Cash on deposit for financial futures contracts ................                          1,066,500
                  Cash ...........................................................                                704
                  Receivables:
                        Contributions ............................................    $     531,183
                        Dividends ................................................           99,663
                        Variation margin .........................................           99,000
                        Securities lending .......................................              587           730,433
                                                                                      -------------
                  Prepaid expenses and other assets ..............................                             13,185
                                                                                                        -------------
                  Total assets ...................................................                        124,474,499
                                                                                                        -------------
=====================================================================================================================
Liabilities:      Collateral on securities loaned, at value ......................                          2,128,550
                  Payables:
                        Withdrawals ..............................................           82,647
                        Other affiliates .........................................            1,616
                        Investment adviser .......................................              885            85,148
                                                                                      -------------     -------------
                  Total liabilities ..............................................                          2,213,698
                                                                                                        -------------
=====================================================================================================================
Net Assets:       Net assets .....................................................                      $ 122,260,801
                                                                                                        =============
=====================================================================================================================
Net Assets        Investors' capital .............................................                      $  91,292,889
Consist of:       Unrealized appreciation-net ....................................                         30,967,912
                                                                                                        -------------
                  Net assets .....................................................                      $ 122,260,801
                                                                                                        =============

      See Notes to Financial Statements.

                                                     Master Mid Cap Index Series

STATEMENT OF OPERATIONS

                  For the Six Months Ended June 30, 2006
=====================================================================================================================
Investment        Dividends ......................................................                      $     712,133
Income:           Interest from affiliates .......................................                            376,313
                  Securities lending-net .........................................                              4,600
                                                                                                        -------------
                  Total income ...................................................                          1,093,046
                                                                                                        -------------
=====================================================================================================================
Expenses:         Professional fees ..............................................    $      22,198
                  Accounting services ............................................           15,035
                  Investment advisory fees .......................................            6,694
                  Custodian fees .................................................            6,365
                  Licensing fees .................................................            5,320
                  Printing and shareholder reports ...............................            1,986
                  Trustees' fees and expenses ....................................            1,324
                  Pricing fees ...................................................               90
                  Other ..........................................................            3,465
                                                                                      -------------
                  Total expenses .................................................                             62,477
                                                                                                        -------------
                  Investment income-net ..........................................                          1,030,569
                                                                                                        -------------
=====================================================================================================================
Realized &        Realized gain on:
Unrealized Gain         Investments-net ..........................................        4,290,482
(Loss) - Net:           In-kind redemption .......................................        8,017,618
                        Financial futures contracts-net ..........................          210,275        12,518,375
                                                                                      -------------
                  Change in unrealized appreciation/depreciation on:
                        Investments-net ..........................................       (7,076,324)
                        Financial futures contracts-net ..........................          749,723        (6,326,601)
                                                                                      -------------     -------------
                  Total realized and unrealized gain-net .........................                          6,191,774
                                                                                                        -------------
                  Net Increase in Net Assets Resulting from Operations ...........                      $   7,222,343
                                                                                                        =============

      See Notes to Financial Statements.

                                                     Master Mid Cap Index Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       For the Six         For the
                                                                                       Months Ended       Year Ended
                                                                                          June 30,       December 31,
                  Increase (Decrease) in Net Assets:                                       2006              2005
=====================================================================================================================
Operations:       Investment income-net ..........................................    $   1,030,569     $   2,460,156
                  Realized gain-net ..............................................       12,518,375        12,714,786
                  Change in unrealized appreciation/depreciation-net .............       (6,326,601)        4,173,899
                                                                                      -------------     -------------
                  Net increase in net assets resulting from operations ...........        7,222,343        19,348,841
                                                                                      -------------     -------------
=====================================================================================================================
Capital           Proceeds from contributions ....................................       93,967,940        56,288,460
Transactions:     Fair value of withdrawals ......................................     (129,462,189)     (104,393,473)
                                                                                      -------------     -------------
                  Net decrease in net assets derived from capital transactions ...      (35,494,249)      (48,105,013)
                                                                                      -------------     -------------
=====================================================================================================================
Net Assets:       Total decrease in net assets ...................................      (28,271,906)      (28,756,172)
                  Beginning of period ............................................      150,532,707       179,288,879
                                                                                      -------------     -------------
                  End of period ..................................................    $ 122,260,801     $ 150,532,707
                                                                                      =============     =============

      See Notes to Financial Statements.

                                                     Master Mid Cap Index Series

FINANCIAL HIGHLIGHTS

                                                           For the Six
                  The following  ratios have               Months Ended                  For the Year Ended December 31,
                  been derived from information provided     June 30,        -----------------------------------------------------
                  in the financial statements.                 2006            2005           2004           2003          2002
=====================================================================================      =======================================
Total Investment
Return:                                                          4.27%+         12.56%         16.41%         35.53%       (14.80%)
                                                             ========        ========       ========       ========      ========
=====================================================================================      =======================================
Ratios to         Expenses, net of reimbursement .........        .09%*           .08%           .09%           .17%          .08%
Average Net                                                  ========        ========       ========       ========      ========
Assets:           Expenses ...............................        .09%*           .08%           .09%           .17%          .38%
                                                             ========        ========       ========       ========      ========
                  Investment income-net ..................       1.54%*          1.50%          1.12%          1.06%         1.06%
                                                             ========        ========       ========       ========      ========
=====================================================================================      =======================================
Supplemental      Net assets, end of period (in thousands)   $122,261        $150,533       $179,289       $ 83,858      $ 35,981
Data:                                                        ========        ========       ========       ========      ========
                  Portfolio turnover .....................      18.86%          23.06%         17.25%          8.25%        42.18%
                                                             ========        ========       ========       ========      ========

*     Annualized
+     Aggregate total investment return.

      See Notes to Financial Statements.

Master Mid Cap Index Series

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Master Mid Cap Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments - Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Series securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates

Master Mid Cap Index Series
may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets.

If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees.

(b) Derivative financial instruments - The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes - The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income - Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending - The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional

Master Mid Cap Index Series
required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of FAM.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the Series' average daily net assets.

The Series has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM. As of June 30, 2006, the Series lent securities with a value of $882,547 to MLPF&S, or its affiliates. Pursuant to that order, the Series also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market Series advised by Merrill Lynch Investment Managers, L.P., ("MLIM"), an affiliate of FAM. For the six months ended June 30, 2006, MLIM, LLC received $1,939 in securities lending agent fees.

For the six months ended June 30, 2006, MLPF&S earned $1,602 in commissions on the execution of portfolio security transactions.

In addition, the Series reimbursed FAM $1,681 for certain accounting services for the six months ended June 30, 2006.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $22,662,200 and $48,899,632, respectively.

Master Mid Cap Index Series

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other Funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Series may borrow under the credit agreement to fund Series shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series'

current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2006

Master Mid Cap Index Series

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Trust and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman is an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised entirely of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreements - Matters Considered by the Board

Every year, the Board considers approval of the Trust's investment advisory agreement on behalf of the Series (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Series and the Trust by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Series and the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Series and/or the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Series/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Series' investment objective, policies and restrictions, and the Series'/Trust's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information on the fees and expenses and the investment performance of the Series; (b) sales and redemption data for the Series; (c) a discussion by the Series' portfolio management team of investment strategies used by the Series during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Series and the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as collective investment trusts, under similar investment mandates. The Board noted that the Investment Adviser had informed the Board that no information compiled by Lipper Inc. ("Lipper") was provided in connection with the Series because retail data provided by Lipper is not comparable to the Series, which is sold only in private placements. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Series shares, services related to the valuation and pricing of Series portfolio holdings, the Series' portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Series and the Trust. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement on behalf of the Series in June 2006, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Series. The Board focused primarily on the Investment Adviser's investment advisory services and the Series' investment performance. The Board compared Series performance - both including and excluding the effects of the Series' fees and expenses - to the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the Series' performance was consistent with the Series' investment objective and its benchmark index. Considering these factors, the Board concluded that the nature and quality of the services provided and the Series' performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process. The Board reviews at least annually the Series' investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Series' portfolio managers. The Board also considered the experience of the Series' investment management team and noted that each of the Series' co-portfolio managers, Messrs. Leon Roisenberg and Jeffrey Russo, has extensive experience in analyzing and managing the types of investments used by the Series. The Board concluded that the Series benefits from that expertise.

Management Fees and Other Expenses. The Board reviewed the Series' management fee rate and total expenses. The Board noted that the Series' fees reflect that the shares are available only to a limited number of institutional investors, including investment companies, common or commingled trust Series, and certain other "accredited investors," and that as such, the fees are lower than fees charged to retail mutual funds. The Board concluded that the Series' management fee rate and overall expense ratio are reasonable.

Profitability. The Board considers the cost of the services provided to the Series by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Series and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Series and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale. The Board noted that although the assets of the Trust and the Series have not increased sufficiently to provide economies of scale, the management fee rate reflects the economies of scale realized based on the institutional nature of the Trust's shareholder base. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fees were reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

New BlackRock Investment Advisory Agreement - Matters Considered by the Board

      In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

      The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement on May 8, 2006.

      To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 2006 meeting. In addition, the independent trustees consulted with their counsel and counsel for the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

      At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Series and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

      In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

      o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Series and its shareholders by BlackRock Advisors, including compliance services;

      o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

      o that the Series should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

      o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

      o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

      o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Series shareholders.

      The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

      o the potential benefits to Series shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

      o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

      o     the compliance policies and procedures of BlackRock Advisors;

      o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Series' total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

      o that in May and August 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Series (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Series; and that the advisory and/or management fees paid by the Series, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"], and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

      o that Merrill Lynch agreed to pay all expenses of the Series in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Series would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

      Certain of these considerations are discussed in more detail below.

      In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Series by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Series; (b) operating expenses of the Series paid to third parties; (c) the resources devoted to and compliance reports relating to the investment objective, policies and restrictions of the Series, and its compliance with the Trust's Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

      In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Series as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Series on investment strategies used by the Series during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Series and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings of the Series, allocation of brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Series and the Trust.

      In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Series, and that the New Investment Advisory Agreement should be approved and recommended to Series shareholders.

      Nature, Quality and Extent of Services Provided. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Series, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Series, but also considered certain areas in which both the Investment Adviser and the Series receive services as part of the Merrill Lynch complex. The Board compared the performance of the Series - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

      In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Series; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Series.

      The trustees were given information with respect to the potential benefits to the Series and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

      The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

      Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Series under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Series under the New Investment Advisory Agreement.

      Costs of Services Provided and Profitability. It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the contractual management fee rate and actual management fee rate of the Series as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the total expenses of the Series to those of other comparable funds. The information showed that the Series had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the management fee and fee rate and overall expense ratio of the Series are reasonable compared to those of other comparable funds.

      In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rates of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Series.

      The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Series and the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints of the Series would be appropriate.

      Fees and Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of the Series increase and whether there should be changes in the management fee rate or structure in order to enable the Series to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Series appropriately participated in these economies of scale.

      In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the total advisory fees of the Series would be no higher than the fees under the Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Series were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory for the Series would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

      Fall-Out Benefits. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Series' portfolio transaction brokerage commissions. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

      Investment Performance. The trustees considered investment performance for the Series. The trustees compared the Series' performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Series performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the performance of the Series was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Series.

      Conclusion. After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement on behalf of the Series, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement - Matters Considered by the Board

      At the telephonic and in-person meetings held during April and May 2006 at which the Board discussed and approved the New Investment Advisory Agreement, the Board of Trustees, including the independent trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Series operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of a series and its shareholders that the BlackRock Subadviser assist in managing the operations of the series during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Series expenses as a result of the Contingent Subadvisory Agreement.

      In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Series operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Series and the BlackRock Subadviser would provide advisory services to the Series under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Series would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Series to the Investment Adviser.

      After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.

Officers and Trustees

Robert C. Doll, Jr. - President and Trustee
Donald W. Burton - Trustee
John Francis O'Brien - Trustee
David H. Walsh - Trustee
Fred G. Weiss - Trustee
Donald C. Burke - Vice President and Treasurer
Debra L. Jelilian - Vice President
Jeffrey L. Russo - Vice President
Jeffrey Hiller - Chief Compliance Officer
Alice A. Pellegrino - Secretary

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Trustee of Quantitative Master Series Trust effective May 1, 2006.
--------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

      The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Series' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Series voted proxies relating to securities held in the Series' portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Master Mid Cap Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Mid Cap Series of Quantitative Master Series Trust

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Mid Cap Series of Quantitative Master Series Trust

Date: August 23, 2006


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Master Mid Cap Series of Quantitative Master Series Trust

Date: August 23, 2006